Exhibit No. 99

Global Structured Finance

BoAMS 2005-J

7-1 ARMs

Collateral Summary Report

1. General Pool Characteristics

Pool Size: $42,052,349.00

Loan Count: 77

Cut-off Date: 2005-10-01

Avg. Loan Balance: $546,134.40

Avg. Orig. Balance: $546,159.68

Percent IO: 100.00%

Accelerated Docs: 72.78%

W.A. FICO*: 748

W.A. Orig. LTV: 70.68%

W.A. Cut-Off LTV: 70.68%

W.A. Gross Coupon: 5.529%

W.A. Net Coupon: 5.275%

W.A. Svcg Fee: 0.250%

W.A. Trustee Fee: 0.0045%

W.A. Orig. Term: 360 months

W.A. Rem. Term: 359 months

W.A. Age: 1 months

% over 80 COLTV: 0.00%

% over 100 COLTV: 0.00%

% with PMI: 0.00%

% over 80 with PMI: 0.00%

W.A. MI Coverage: 0.00%

W.A. MI Adjusted LTV: 70.68%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.44%

2. Original Balance

Original Balance	Percent
$350,001 - $400,000	0.94%
$400,001 - $450,000	26.50
$450,001 - $500,000	17.30
$500,001 - $550,000	10.01
$550,001 - $600,000	9.51
$600,001 - $650,000	4.51
$650,001 - $700,000	11.40
$700,001 - $750,000	10.56
$900,001 - $950,000	4.45
$950,001 - $1,000,000	2.38
$1,000,001 - $1,050,000	2.44

Total:	100.00%

Average: $546,159.68

Lowest: $395,533.00

Highest: $1,025,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
$350,001 - $400,000	0.94%
$400,001 - $450,000	26.50
$450,001 - $500,000	17.30
$500,001 - $550,000	10.01
$550,001 - $600,000	9.51
$600,001 - $650,000	4.51
$650,001 - $700,000	11.40
$700,001 - $750,000	10.56
$900,001 - $950,000	4.45
$950,001 - $1,000,000	2.38
$1,000,001 - $1,050,000	2.44

Total:	100.00%

Average: $546,134.40

Lowest: $395,533.00

Highest: $1,025,000.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent
4.251 - 4.500	2.67%
4.751 - 5.000	6.34
5.001 - 5.250	20.45
5.251 - 5.500	17.54
5.501 - 5.750	32.91
5.751 - 6.000	14.46
6.001 - 6.250	3.97
6.251 - 6.500	1.66

Total:	100.00%

W.A.: 5.529%

Lowest: 4.500%

Highest: 6.500%

6. Credit Score

Credit Score	Percent
800 - 849	6.10%
750 - 799	51.31
700 - 749	28.18
650 - 699	13.22
600 - 649	1.19

Total:	100.00%

W.A.: 748

Lowest: 628

Highest: 819

7. PMI Providers

PMI Providers	Percent
NONE	100.00%

Total:	100.00%

8. Product Type

Product Type	Percent
7/23 12 MO LIBOR - IO	100.00%

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	67.78%
Refinance-Rate/Term	22.64
Refinance-Cashout	9.58

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/o PMI	100.00%

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	66.09%
PUD Detach	19.71
Condo	12.11
PUD Attach	2.09

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	87.25%
Secondary	12.75

Total:	100.00%

14. Documentation

Documentation	Percent
Rapid	38.96%
Standard	27.22
Reduced	24.60
SISA	9.22

Total:	100.00%

15. State

State	Percent
California	39.52%
Florida	5.98
South Carolina	5.47
Minnesota	4.73
District of Columbia	4.52
Other	39.78

Total:	100.00%

16. California

California	Percent
Northern California	65.10%
Southern California	34.90

Total:	100.00%

17. Zip Code

Zip Code	Percent
55110	2.44%
28741	2.41
15143	2.38
60657	2.32
29482	2.26
Other	88.19

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

20. OLTV

OLTV	Percent
20.01 - 25.00	2.56%
40.01 - 45.00	1.19
45.01 - 50.00	2.22
50.01 - 55.00	3.81
55.01 - 60.00	4.63
60.01 - 65.00	9.41
65.01 - 70.00	16.65
70.01 - 75.00	9.73
75.01 - 80.00	49.80

Total:	100.00%

W.A.: 70.68%

Lowest: 22.23%

Highest: 80.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
20.01 - 25.00	2.56%
40.01 - 45.00	1.19
45.01 - 50.00	2.22
50.01 - 55.00	3.81
55.01 - 60.00	4.63
60.01 - 65.00	9.41
65.01 - 70.00	16.65
70.01 - 75.00	9.73
75.01 - 80.00	49.80

Total:	100.00%

W.A.: 70.68%

Lowest: 22.23%

Highest: 80.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	100.00%

Total:	100.00%

W.A.: 0.0 months

Lowest: 0 months

Highest: 0 months

25. Prepayment Penalty

Prepayment Penalty	Percent
NONE	100.00%

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
79 - 84	100.00%

Total:	100.00%

W.A.: 83.4 months

Lowest: 82 months

Highest: 84 months

27. Original Term

Original Term	Percent
360	100.00%

Total:	100.00%

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
355 - 360	100.00%

Total:	100.00%

W.A.: 359.4 months

Lowest: 358 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	39.03%
1 - 6	60.97

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 2 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent
5.000	100.00%

Total:	100.00%

W.A.: 5.000%

Lowest: 5.000%

Highest: 5.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
9.001 - 10.000	9.01%
10.001 - 11.000	85.36
11.001 - 12.000	5.63

Total:	100.00%

W.A.: 10.529%

Lowest: 9.500%

Highest: 11.500%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

BoAMS 2005-J Misc Numbers

	Group 1	Group 2	Group 3	Group 4	Total
Silent Seconds	33.48%	29.85%	26.03%	23.33%	29.05%
Buy Down Loans:	0.00%	0.86%	0.00%	2.91%	0.87%
Convertible Loans:	0.00%	0.34%	0.00%	0.00%	0.20%
Accelerated Doc Loans:	68.42%	64.16%	69.19%	80.90%	67.65%
Prepay Term Loans:	0.00%	0.00%	0.00%	0.00%	0.00%
IO Term Loans	71.49%	67.47%	64.25%	87.28%	70.20%
All Ready Home & Rate Reduction Loans:	10.69%	35.55%	30.53%	42.20%	31.89%
Leaseholds:	0.00%	0.36%	0.00%	0.81%	0.32%
Loans with Zip Codes Affected by Katrina - from FEMA	4.76%	4.08%	2.46%	2.74%	3.79%
Loans with Zip Codes Affected by Rita - from FEMA	0.00%	0.45%	1.84%	0.79%	0.61%
DTI	35.72%	34.82%	35.84%	33.56%	34.93%
CLTV	72.22%	72.46%	71.97%	68.85%	71.90%

BoAMS 2005 - J Investor Request

	Group 1	Group 2	Group 3	Group 4	Total
DTI	35.72%	34.82%	35.84%	33.56%	34.93%
IO Loans	71.49%	67.47%	64.25%	87.28%	70.20%
Silent Seconds	33.48%	29.85%	26.03%	23.33%	29.05%
CLTV	72.22%	72.46%	71.97%	68.85%	71.90%